Exhibit 99
11532(8-98)

Postponement and Assignment of Creditors Claim


   THIS AGREEMENT made this       02            day of     December  ,    1977.
                           --------------------       ---------------  ---------

BETWEEN:
                 Ronald Cranfield              (hereinafter called the Creditor)

                 SPECTRUM TRADING INC.          (hereinafter called the Company)

AND

                             THE TORONTO DOMINION BANK

                                                   (hereinafter called the Bank)

   WHEREAS the Company has an account with the Bank and desires to continue the said account and to have such accommodation from time to time as the Bank may furnish it.

AND WHEREAS the Creditor is now and intends to continue to be a supporter of the Company in carrying on its business and the Company is indebted to the Creditor in the sum of

        Twenty Thousand 00/100               Dollars ($       20,000.00   )

(hereinafter called the "existing indebtedness") the whole of which amount is owing by the Company to the Creditor, and has not been heretofore assigned, pledged or hypothecated by the Creditor and the Company is not otherwise indebted to the Creditor at the present time.

   NOW THEREFORE in consideration of the Bank continuing the account of the Company for such time as the Bank sees fit and of such banking accommodation as the Bank may from time to time furnish to the Company, the Creditor hereby assigns and transfers unto the Bank by way of security for the present and future indebtedness of the Company to the Bank all indebtedness both present and future of the Company to the Creditor, including without limiting the generality of the foregoing the existing indebtedness.

   The Company acknowledges that the existing indebtedness is owing by it to the Creditor and agrees that the existing indebtedness is not the subject of nor will it (or any present or future indebtedness of any nature or kind of the Company to the Creditor) hereafter without the consent of the Bank be made the subject of any set-off or counter-claim by the Company and the Company and the Creditor represent to the Bank that the Creditor holds no security for the existing indebtedness or any part thereof (or for any present or future indebtedness of any nature or kind of the Company to the Creditor) and as the existing indebtedness as well as all other present and future indebtedness of the Company to the Creditor has been hereby assigned and transferred to the Bank, the Company and the Creditor hereby agree with the Bank that no satisfaction, consideration or security will be given to or accepted by the Creditor for any debt, liability or obligation, present or future, including the existing indebtedness owing by the Company to the Creditor without the written consent of the Bank first had and obtained.

   The Bank will not without the consent of the Creditor press the Company for the payment of the claims hereby assigned or take any proceedings to enforce payment thereof by the Company but the Bank shall not in any event be bound to demand payment of the said claims or any part thereof or take any proceeding to collect any indebtedness of the Company to the Creditor or to enforce any security in respect thereof except as the Bank may at its own discretion deem fit.

   In the event of the bankruptcy or winding up of the Company or any distribution of the assets or any of the assets of the Company or proceeds thereof among its creditors in any manner whatsoever the Bank may prove in respect of the said sums hereby assigned as a debt owing to it by the Company and the Bank shall be entitled to receive the dividends payable in respect thereof such dividends to be applied on such part or parts of the Company's then indebtedness to the Bank as the Bank shall see fit until the whole of such indebtedness has been paid in full and thereafter the Creditor shall be entitled to such dividends.

   Upon payment in full of the Company's indebtedness to the' Bank secured by the assignment herein contained and of all bills, notes and other instruments representing the same the Bank will release to the Creditor all the Bank's claim under this agreement in respect of the claims hereby assigned to it.

   It is declared and agreed that the Bank shall not be bound to continue the Company's account longer than it thinks proper or to make advances or give accommodation to the Company to any greater extent than it shall form time to time think proper.

   This agreement shall be binding upon and shall ensure to the benefit of the executors, administrators, successors and assigns of the respective parties hereto.

   IN WITNESS WHEREOF we have hereunto set out hands and seals and corporate seals.



SIGNED, SEALED AND DELIVERED                  )
in the presence of                            )
                                              )
/s/ L. Fowler                                 )     /s/ Raj-Mohinder Gurm
-------------------------------------------   )     ----------------------------
L. Fowler                                     )     Raj-Mohinder Gurm
Administrative Assistant                      )     Spectrum Trading Inc.
                                              )
                                              )
                                              )                              C/S
                                              )     Raj-Mohinder Gurm
                                              )
                                              )

                                                 RECEIPT OF A COPY OF THE WITHIN
                                                 DOCUMENT IS HEREBY ACKNOWLEDGED

                                                 THIS 02 DAY OF DECEMBER, 1997

                                                 Raj-Mohinder Gurm
                                                 -------------------------------

11094 (8-97)

TD/MAIN$TREET BANKING(R) CREDIT AGREEMENT                                                DATE (mm/dd/yyyy)  12/02/97
                                                                                                          -----------
-----------------------------------------------------------------------------------------------------------------------
CUSTOMER NAME                                                            BRANCH OF ACCOUNT

SPECTRUM TRADING INC.                                                    SURREY CITY CENTRE CBC #9288
                                                                         10435 KING GEORGE HWY.
                                                                         SURREY, B.C.  V3T 4X1
-----------------------------------------------------------------------------------------------------------------------
Address (Street City, Town, Province, Postal Code)                       ADDRESS /Street,City,

  18-80 Ave. Surrey, B.C.  V3W 3B2
-----------------------------------------------------------------------------------------------------------------------
CUSTOMER CONTACT                                Telephone No.            BRANCH CONTACT                   Telephone No.

                                                                           Lee Atwater                         586-2000
-----------------------------------------------------------------------------------------------------------------------

[X]   TD BUSINESSLINE*
-----------------------------------------------------------------------------------------------------------------------
[ ]   OPTION 1                             REVOLVING BY WAY OF          [ ] OPTION 2                 NON-REVOLVING
                                                OVERDRAFT
-----------------------------------------------------------------------------------------------------------------------
LOAN NO.                                  CURRENT ACCOUNT NO.           LOAN NO.                    CURRENT ACCOUNT NO.
             9842560                            842 560
-----------------------------------------------------------------------------------------------------------------------
Credit Limit:               $  25,000.00    (MINIMUM  $10,000)          Loan Amount:     $           (MINIMUM  $10,000)
                            ----------------                                             ------------

Interest Rate:             Prime Rate plus 2.0% per annum               Interest Rate    Prime Rate plus     per annum

Interest Payable:          Monthly                                      Interest Payable:          Monthly

Repayment:                 On Demand                                    Repayment:                 On Demand

Monthly                                                                 Minimum Principal
Administration Fee:       $25.00                                        Payment Amount:    $
                                                                                            -------------------

                                                                        Frequency, Each
                                                                                       ------------------------
                                                                        Starting:
                                                                                       ------------------------
-----------------------------------------------------------------------------------------------------------------------
[ ]  TD BUSINESS OVERDRAFT PROTECTION

-----------------------------------------------------------------------------------------------------------------------
LOAN NO.                                           CURRENT ACCOUNT NO.
         ------------------------------------                            ------------------------------------

OVERDRAFT LIMIT                          INTEREST RATE         INTEREST PAYABLE       REPAYMENT TERMS      MONTHLY FEE

                  (MINIMUM $1,000)          TD BUSINESS             MONTHLY               DEMAND           $
                 (MAXIMUM $10,000)          OVERDRAFT
                                          PROTECTION RATE
-----------------------------------------------------------------------------------------------------------------------
[ ]  TD GREENPLAN CREDIT INSURANCE (IF YES, COMPLETE FORM #11346)
-----------------------------------------------------------------------------------------------------------------------
WAIVER OF INSURANCE - I certify that I have been given the
opportunity to apply for Insurance coverage under Group Contract
4133 and after careful consideration, have decided that I do not
wish to take advantage of this offer.                                          X
                                                                               ----------------------------------------
                                                                               INDIVIDUAL NAME:


                                                                               X
                                                                               ----------------------------------------
                                                                               INDIVIDUAL NAME:
-----------------------------------------------------------------------------------------------------------------------

[ ] COLLATERAL SECURITY (INCLUDES PERSONAL GUARANTEE(S))
-----------------------------------------------------------------------------------------------------------------------
SECURITY DESCRIPTION                                 ASSET DESCRIPTION                                ESTIMATED VALUE
- Guarantee of Advances              - Limited $25,000.00 signed by Ronald Cranfield  - Mainstreet
-----------------------------------------------------------------------------------------------------------------------
    Banking Guarantee
- Guarantee of Advances              - Limited $25,000.00 signed by Raj Mohinders M. Gurm - Mainstreet
-----------------------------------------------------------------------------------------------------------------------
- Mainstreet Banking Security Agreement
- Postponement and Assignment of Creditors Claim $20,000. signed by Ronald Cranfield
- Postponement and Assignment of Creditors Claim $93,000. signed by Raj Mohinders M. Gurm
- T.S. Credit Insurance $25,000. Ronald Cranfield, T.D. Credit Insurance $25,000.  Raj Mohinders M. Gurm.
-----------------------------------------------------------------------------------------------------------------------
In this section the words 'you, your and yours' mean the person and business, who have signed below. The words, we, us and our mean the TD Group.  The word Information means your personal and business information (except health information).
It includes information provided to us by you, including through the products and services you use, and obtained from others with your consent.  You: (a) agree  to be bound by the terms and conditions of the TD Main$treet Banking Credit
Agreement above and on the reverse hereof; and (b) agree to the use of your Information as follows: (i) TD Group's Use of Information  - We may use Information to establish and serve you as our customer, determine whether any products or services of the TD Group are suitable for you and offer them to you, or when required or permitted by law.  When you provide us with your Social Insurance Number, we may use it to keep your Information separate from that of other customers with a  similar name, including Information obtained through the credit approval process. We may share Information within the TD Group; (ii) TD Group's Collection and Use of Credit Information - We may obtain Information about you from parties outside the TD Group, including through a credit check, and verify Information with them. You authorize those parties to give us the Information. We may disclose Information to other lenders and credit bureaus to establish your credit history and support the credit approval process.

You may obtain our privacy code - 'Protecting Your Privacy' - or review your options for refusing or withdrawing this concent including your option not to be contacted about offers of products or services; by contacting your branch or calling us at 1-800-9TD BANK.

- The TD Group means The Toronto-Dominion Bank and its subsidiaries, who provide deposit, investment, loan securities, trust incurance and other products or services. APPLICABLE IN PROVINCE OF QUEBEC ONLY: It Is the express wish of the parties that this agreement end any directly or Indirectly related documents be drawn up In English. Les parties ont exprime la volonte expresse que cette convention et tous les documents s'y rattachant directement ou indirectement solent rediges en anglais.

-------------------------------------    -------------------------------------    -------------------------------------
CORPORATION                              SOLE PROPRIETOR                          OTHER

Print Corporation                                                                 Print name:
name here:                         X                                        X                                       X
          ---------------------------    -------------------------------------    ------------------------------------
                                         print name:                              name:
                                   X                                              title:
-------------------------------------
name:
title:
                                   X                                                                                X
-------------------------------------                                             ------------------------------------
name:                                                                             name:
title:                                                                            title:
-------------------------------------    -------------------------------------    -------------------------------------

-------------------------------------    ------------------------------------------------------------------------------
PARTNERSHIP                              TD BUSINESS OVERDRAFT PROTECTION LOAN CO-SIGNOR

Print Partnership                        The individuals signing below are directly responsible, along with the
name here:                               business entity who has signed this Agreement, for repayment of the TD Business
          --------------------------
                                         Overdraft Protection Loan. These individuals are co-signors, and not guarantors*,
                                  X      of the To Business Overdraft Protection Loan.
------------------------------------
name:                                    *(In Alberta, individuals must comply with the Guarantees Acknowledgment Act.)
title:

                                  X
------------------------------------
name:                             X                                         X                                       X
                                         -------------------------------------    -------------------------------------
title:                                   print name:                              print name:
-------------------------------------    ------------------------------------------------------------------------------
*Trademark of The Toronto-Dominion Bank

                                            CUSTOMER COPY

                             TERMS AND CONDITIONS OF TN MAIN$STREET BANKING CREDIT AGREEMENT

DESCRIPTION OF THE CREDIT FACILITY
1.   You will have access to the Credit Facility up to your available  9(b)  Your Option. You may repay all amounts owed within ten
Credit Limit, Overdraft Limit, or in the amount of the Loan Amount.    days after sending or posting of a notice of change if you
Here's how the Credit Facility will operate:                           wish Here's how the end this Agreement. If you do not repay the Bank in full, or if you access the Credit Facility, you
1 (a)  TD Businessline - Option 1 - Revolving Loan. The Credit         accept the change as of the effective elate of the notice
revolve. You may access the Credit Facility from time to time          and the Bank will maintain your Credit Facility according to
by overdrawing your Current Account up to your Credit Limit.           the revised terms and conditions described in the notice.

1 (b)  TD Businessline - Option 2 - Non-Revolving Loan. The Credit     9(c) Records & Statements. The Bank will provide monthly
Facility may not revolve. Only one advance is permitted under the      statements for the Current Account which reflect activity on
Credit Facility and the advance must be for an amount equal to the     the Credit Facility. You agree to be bound by the provisions
Loan Amount.                                                           of your Operation of Account Agreement or Business Banking
                                                                       Agreement, as the case may be, with respect to the accuracy
1(c)  TD Business Overdraft Protection. The Credit Facility may        of the statements and notification of any errors.
revolve. You may access the Credit Facility from time to time by
overdrawinq your Current Account up to your Overdraft Limit.           MISCELLANEOUS
                                                                       10(a) Your Address. You agree to keep the Bank advised of
REPAYMENT OF LOAN                                                      your current address. If more than one person signs this
                                                                       Agreement, communication with any one of you will serve as
2(a)  All Loans Payable On Demand. All Loans are payable on demand.    notice to all.
You will repay the Loan to the Bank when the Bank demands repayment.
The Bank may at any time, in its sole discretion, cancel the Credit    10(b) Method of Communication To You. The Bank will send
Facility and require you to repay the Loan in full.                    communications to you by ordinary, uninsured mail. The Bank may use other means, including hand delivery or facsimile
PAYMENTS ON THE LOAN                                                   transmission, to communicate with you. If mailed, information information is deemed to received by you five days after
3(a)  Revolving Loan - No Monthly Payments. Regular monthly payments   mailing. If delivered, information is deemed to be received
are not required. Deposits made to the Current Account shall be        when delivered or left at your address. If sent by facsimile
applied to the Revolving Loan.                                         message, information is deemed to be received  when a fax
                                                                       confirmation is received by the Bank.

3(b)  Non-Revolving Loan - Monthly Payments. You will repay the        11. Who Is Bound By This Agreement. This Agreement shall be
principal outstanding on the Non-Revolving Loan in the periodic        binding on the Bank and its successors and assigns. It shall
payments shown on the front of this Agreement.                         binding on you, your heirs, your successors and personal
                                                                       representatives - including executors and administrators. You
3(c)  TD Business Overdraft Protection Loan. You must repay the        must obtain our written consent to assign this Agreement to
Loan in full periodically to ensure that the Current Account           another person.
is not overdrawn for any consecutive period of more than thirty-
five days. Deposits made to the Current Account shall be applied to    12. Signatures. You agree that you are jointly and severally
the TD Business Overdraft Protection Loan.                             (which means individually and collectively) liable to the
                                                                       Bank for the Loan with each other person and business who
                                                                       signs this Agreement.
3(d)  All Loans. You may repay all or any part of the Loan at any
time.                                                                  13. Other Agreements. This Agreement applies only to the
                                                                       Credit Facilities described on the front of this Agreement.
INTEREST                                                               Unless otherwise agreed by the Bank, in writing, all other operating lines of credit and overdraft privileges are
4 (a)  the Interest Rate.  You will pay interest on the Loan at the    cancelled. This Agreement is in addition to, and not in
applicable interest rate set out on the front of this Agreement. If    substitution for, your Operation of Account Agreement or
the Bank, in its sole discretion, permits the Loan to exceed the       Business Banking Agreement, as the case may be.
Credit Limit or Overdraft Limit and such increase will not be deemed
to be a permanent increase in the Credit Limit or Overdraft Limit.     14. The Law That Applies. This Agreement shall be governed by the law of the Province in which the Branch of Account
4(b)  Compounded and Payable Monthly. Interest on the Loan is          named on the front of this Agreement is contrary to
compounded and payable monthly not in advance at the applicable        applicable law, the Agreement shall continue in force with
interest rate.                                                         such amendments as may be required by law.

4(c)   How Interest is Calculated And Payable. The Bank calculates     15. Debit your Account. The Bank may debit, any account
interest on the basis of a 365/366 day year. Interest will continue    you have with the Bank for the amount of all fees, charges,
to be payable by you both before and after the Bank demands payment    costs and expenses incurred in connection with the Credit
in full, a default on this Agreement, and a judgment is made against   Facility.
you.
                                                                       DEFINITIONS
FEES
                                                                       16.   In this Agreement:
5.  You agree to pay the Bank all fees for the Loan as set out on
the front of the Agreement.  The Bank may change the fees if (i)       16(a)  "Credit Facility" means the credit facility described
you don't comply with this Agreement, (ii) you don't comply with       on the front of this Agreement.
and other agreement relating to the Loan or (iii) the Bank thinks
that the value of the security you have provided to secure repayment   16(b)  "Current Account", "Credit Limit", "Loan Amount" and
of the Loan.                                                           "Overdraft Limit" mean the current account, credit limit,
                                                                       loan amount and overdraft limit described or set out on
COSTS & EXPENSES                                                       the front of this Agreement.

6.  You agree to pay the Bank on demand all of the Bank's costs        16 (c)  "Loan" means any and all advances made under the
and expenses (including the fees and charges of internal and           Credit Facility and includes all principal, interest, fees,
external legal counsel, on a solicitor client basis), relating to      costs and expenses incurred in connection with the Credit
enforcing the Loan, and taking, enforcing and realizing on the         Facility.
security provided for the Loan.
                                                                       16(d)   "TD Business Overdraft Protection Rate" means the
AGREEMENT TO PROVIDE INFORMATION                                       annual interest rate established by the Bank from time to
                                                                       time as interest rate that is charged by the Bank on TD
7.  You agree to provide, or cause to be provided, such information    Business Overdraft Protection Loans.
to the Bank as the Bank may request from time to time.
                                                                       16(e)  "Prime Rate" means the annual interest rate
AGREEMENT To PROVIDE SECURITY                                          established and reported by the Bank to the Bank of Canada from tune to time as a reference rate of interest for the
8.  You agree to provide, or cause to be provided, the security the    determination of interest rates the Bank charges to customers
listed on the front of the Agreement and any other security            of varying degrees of creditworthiness in Canada for Canadian
required by the Bank from time to time.                                dollar loans made by the Bank of Canada.

CHANGING THIS AGREEMENT                                                16(f)  "You" and "Your" and "Yours" refer to customer named on the front of this Agreement and the individuals who have
9(a)  Bank May Change Agreement. The Bank may change the provisions    signed this Agreement in their personal capacity. The "Bank"
of this Agreement from time to time. These changes this include        refers to the Toronto-Dominion Bank.
changes to the Credit Limit, Overdraft Limit, or interest rate payable by you. The Bank will notify you (if any change, in this
Agreement by sending you notice to your address as shown in the
Bank's records or by posting a notice in all of the Bank's branches.

11532 (8-96)
Postponement and Assignment of Creditors Claim


    THIS AGREEMENT Made this       02        day of       December  ,   1997
                            -----------------      ----------------- ---------
                                                           (month)     (year)

BETWEEN:

             Raj Mohinders M. Gurm             (hereinafter called the Creditor)

             SPECTRUM TRADING INC.              (hereinafter called the Company)

AND

             THE TORONTO-DOMINION BANK

                                                   (hereinafter called the Bank)

   WHEREAS the Company has an account with the Bank and desires to continue the said account and to have such accommodation from time to time as the Bank may furnish it.

   AND WHEREAS the Creditor is now and intends to continue to be a supporter of the Company in carrying on its business and the Company is indebted to the Creditor in the sum of

        Ninety Three Thousand 00/100               Dollars ($ 93,000.00        )

(hereinafter called the "existing indebtedness") the whole of which amount is owing by the Company to the Creditor, and has not been heretofore assigned, pledged or hypothecated by the Creditor and the Company is not otherwise indebted to the Creditor at the present time.

   NOW THEREFORE in consideration of the Bank continuing the account of the Company for such time as the Bank sees fit and of such banking accommodation as the Bank may from time to time furnish to the Company, the Creditor hereby assigns and transfers unto the Bank by way of security for the present and future indebtedness of the Company to the Bank all indebtedness both present and future of the Company to the Creditor, including without limiting the generality of the foregoing the existing indebtedness.

   The Company acknowledges that the existing indebtedness is owing by it to the Creditor and agrees that the existing indebtedness is not the subject of nor will it (or any present or future indebtedness of any nature or kind of the Company to the Creditor) hereafter without the consent of the Bank be made the subject of any set-off or counter-claim by the Company and the Company and the Creditor represent to the Bank that the Creditor holds no security for the existing indebtedness or any part thereof (or for any present or future indebtedness of any nature or kind of the Company to the Creditor) and as the existing indebtedness as well as all other present and future indebtedness of the Company to the Creditor has been hereby assigned and transferred to the Bank, the Company and the Creditor hereby agree with the Bank that no satisfaction, consideration or security will be given to or accepted by the Creditor for any debt, liability or obligation, present or future, including the existing indebtedness owing by the Company to the Creditor without the written consent of the Bank first had and obtained.

   The Bank will not without the consent of the Creditor press the Company for the payment of the claims hereby assigned or take any proceedings to enforce payment thereof by the Company but the Bank shall not in any event be bound to demand payment of the said claims or any part thereof or take any proceeding to collect any indebtedness of the Company to the Creditor or to enforce any security in respect thereof except as the Bank may at its own discretion deem fit.

   In the event of the bankruptcy or winding up of the Company or any distribution of the assets or any of the assets of the Company or proceeds thereof among its creditors in any manner whatsoever the Bank may prove in respect of the said sums hereby assigned as a debt owing to it by the Company and the Bank shall be entitled to receive the dividends payable in respect thereof such dividends to be applied on such part or parts of the Company's then indebtedness to the Bank as the Bank shall see fit until the whole of such indebtedness has been paid in full and thereafter the Creditor shall be entitled to such dividends.

   Upon payment in full of the' Company's indebtedness to the Bank secured by the assignment herein contained and of all bills, notes. and other instruments representing the same the Bank will release to the Creditor all the Bank's claim under this agreement in respect of the claims hereby assigned to it.

   It is declared and agreed that the Bank shall not be bound to continue the Company's account longer than it thinks proper or to make advances or give accommodation to the Company to any greater extent than it shall form time to time think proper.

   This agreement shall be binding upon and shall ensure to the benefit of the executors, administrators, successors and assigns of the respective parties hereto.

IN WITNESS WHEREOF we have hereunto set out hands and seals and corporate seals.



SIGNED, SEALED AND DELIVERED                  )
in the presence of                            )
                                              )
/s/ L. Fowler                                 )     /s/ Raj-Mohinder Gurm
-------------------------------------------   )     ----------------------------
L. Fowler                                     )     Raj-Mohinder Gurm
Administrative Assistant                      )     Spectrum Trading Inc.
                                              )
                                              )
                                              )                              C/S
                                              )     Raj-Mohinder Gurm
                                              )
                                              )

                                                 RECEIPT OF A COPY OF THE WITHIN
                                                 DOCUMENT IS HEREBY ACKNOWLEDGED

                                                 THIS 02 DAY OF DECEMBER, 1997

                                                 Raj-Mohinder Gurm
                                                 -------------------------------

The Toronto-Dominion Bank Main$treet Banking Guarantee

1.   CUSTOMER GUARANTEED

The name of the customer whose obligations you are guaranteeing is:   Spectrum Trading Inc.
                                                                   -------------------------------------------------
(who, together with the Customer's successors, heirs and assigns, shall be referred to herein as the "Customer").

2.   OBLIGATIONS GUARANTEED
In consideration of The Toronto-Dominion Bank ("TD") dealing with or continuing to deal with the Customer, you guarantee payment on demand, of all present and future debts and liabilities of the Customer to TD, ("Obligations"),
Obligations includes, without limitation, debts and liabilities, both direct and indirect, (whether incurred alone or jointly with others, whether absolute or contingent, whether matured or not matured, and whether for principal, interest or fees) of the Customer under any and all credit facilities, overdrafts, guarantees, letters of credit, indemnities and includes all costs and expenses, including legal fees and expenses, incurred by TD in connection with its dealings with the Customer. You agree to be bound by each of the toy ms and conditions set out below.

3.   EXTENT OF YOUR LIABILITY
The extent of your liability is as completed and initialled below:

[      ]   unlimited

[   X  ]   limited to $   25,000.00   ,plus interest at the rate payable by the Customer accruing from the date of
                       ---------------
demand on you, plus the costs and expenses of TD in enforcing this Guarantee.

The extent of your liability under this Guarantee for any and all loans and advances made under the Small Business
Loans Act ("SBL") shall be limited to % of the original amount of each SBL.

-----------------------------------------------------------------------------------------------------------------------

4.   THE NATURE OF YOUR LIABILITY                              5.   TD NOT LIABLE
     Your liability under this Guarantee is CONTINUING,             TD does not owe you any duty (as a fiduciary or
     absolute and unconditional. It will not be limited,            otherwise) and you hereby waive any right to make any
     reduced, or otherwise affected by any one or more              claim or counterclaim and to raise any right of set
     of the following events:                                       off, equitable or otherwise; arising from any alleged
     -  the unenforceability of the Obligations, any security, or   breach of a duty owed to you, or the Customer or any
     any other rights against the Customer or any other person      other person, TD will not be liable to you nor shall you
                                                                    make any claim for any negligence or any breaches or
     -  any change in the terms or amount or existence of the       omissions on the part of TD, or any of its employees,
     Obligations                                                    officers, directors or agents, or any receivers
                                                                    appointed by TD, in the course of any of its or their
      -  the extension of time for payment to the Customer or       actions.
      the granting of any indulgence or concession to the
      Customer or any other person                             6.   TERMINATING FURTHER LIABILITY
                                                                    You may cancel this Guarantee for any future Obligations by
      -  the taking or not taking a guarantee from any other        express notice to TD. You will, however, continue to be liable
      person                                                        under this Guarantee for any of the Obligations that the
                                                                    Customer incurs up to and including the day after TD receives
      -  not taking, perfecting, registering, or renewing any       your notice and for Obligations arising out of agreements made
      security                                                      prior to the receipt of your notice.

      -  accepting settlement from or granting releases or     7.   NO SETOFF OR COUNTERCLAIM
      discharges to the Customer or any other person, including     You will make all payments required to be made under this
      another guarantor.                                            Guarantee without regard to any right of setoff or counterclaim that you have or may have against the Customer or TD, which
      -  any delay or default by TD in the exercise of any          rights you waive.
      right or remedy against you or the Customer
                                                               8.   APPLICATION OF MONEYS RECEIVED
      -  your liability under any other guarantee                   TD may, without notice, apply all moneys received from you, or the Customer or any other person (including under any
      -  the reorganization of the Customer's business              security that TD may from time to time hold) to such part of
      (whether by amalgamation, merger, transfer, sale or           the Obligations as TD in its absolute discretion considers
       otherwise)                                                   appropriate. TD may also revoke alter any such application. TD may, at its option, without notice, debit any accounts you have
      -  any change in the Customer's financial condition           at TD, to satisfy your obligations under this Guarantee.

      -  any change in control of the Customer (if Customer    9.   EXHAUSTING RECOURSE
      is a and corporation)                                         TD does not need to exhaust its recourse against the Customer or any other person or under any security interest TD may from
      -  a dissolution or change in membership of the Customer      time to time hold before being entitle to full payment from you
      (if the Customer is a partnership)                            under this Guarantee. You waive all benefits of discussion and division.
      -  the bankruptcy of the Customer or any proceedings
      commenced by the Customer under the Bankruptcy and       10.  POSTPONED SUBROGATION
      Insolvency Act or the Companies Creditors Arrangement         Until the Obligations have been paid in full, you will not make
      Act or successor legislation                                  any claim for repayment or contribution from the Customer or any guarantor, for any payment that you make under this Guarantee.
      -  failure of TD to abide by agreements relating to the       Until all the Obligations are paid in full, TD may include in
      Obligations                                                   its claim in the bankruptcy of the Customer the amount paid by you under this Guarantee and receive dividends in respect of
      -  a breach of any duty of TD (whether fiduciary or           that claim because you assign to TD your right to prove your
      in negligence or otherwise) and whether owed to you,          claim and receive dividends.
      the Customer, or any other person
                                                               11.  COSTS AND EXPENSES
      -  incapacity, or lack of status or legal existence of        You agree to pay all costs and expenses, including legal fees,
      the Customer                                                  of enforcing this Guarantee including the charges and expenses of TD's in-house lawyers. You will pay the legal fees on a
      -  the Customer's account being closed or TD ceasing to       solicitor and own client basis.
      deal with the Customer

      - any irregularity, fraud, defect or lack of authority or formality in incurring the Obligation

      - TD not proving its claim in a bankruptcy of the Customer or not proving its claim in full

      - any event whatsoever that might be a defence available to the Customer for its obligation or a defence to you under this Guarantee, all of which are hereby waived.

12.  ASSIGNMENT AND POSTPONEMENT OF CLAIMS                     16.  GENERAL
     You postpone the repayment of all present and                  Any provision of this Guarantee that is void or unenforceable
     future debts and liabilities that the Customer owes            in a jurisdiction is, as to that jurisdiction, ineffective to
     to you to the prior repayment to TD of the Obligations.        that extent without invalidating the remaining provisions. If
     You assign to TD all such debts and liabilities, until         two or more persons sign this Guarantee, each person's liability
     the Obligations are repaid in full. If you receive any         will be joint and several this Guarantee is in addition and
     moneys in payment of any of such debts and liabilities,        without prejudice to any security kind now or in the future held
     you will hold them in trust for, and will immediately          by TD. There are no representations collateral agreements,
     pay them to, TD without reducing your liability under          warranties, or conditions with respect to, affecting your
     this Guarantee.                                                liability under this Guarantee other than as contained this
                                                                    Guarantee. No alteration or waiver of this Guarantee or any of
13.  CONSENT TO DISCLOSE INFORMATION                                its terms or conditions shall be binding on TD unless expressly
     TD may from time to time give any credit or other              made writing by TD. TD's written statement of the amount the
     information about you to, or receive such information          Obligations shall be conclusive and binding on you. You
     from, any credit bureau, reporting agency or other person.     expressly waive notice of the existence or creation of all or any of the obligations, presentment, demand, notice of dishonor,
14.  ASSIGNMENT OF OBLIGATIONS                                      protest and all other notices whatsoever.
     TD may, without notice, sell or assign the Obligations
     and in such case, the assignee may enforce this           17.  DEFINITIONS
     Guarantee and TD may enforce this Guarantee for any part       In this Guarantee "you", "your" and "yours" refer to the
     of the Obligations not sold or assigned.                       guarantor named below.  TD refers to The Toronto-Dominion Bank.

15. GOVERNING LAW
    This Guarantee shall be construed in accordance with the laws of the province where the Customer's account is held and you irrevocably submit to the exclusive jurisdictions of the courts of that province.

                                                                     /s/ Raj-Mohinder Gurm
------------------------------------------------------------   --------------------------------------------------------------------
Date              12/27/97                                               Raj-Mohinders M. Gurm
------------------------------------------------------------   --------------------------------------------------------------------
                                                               Print name of guarantor

===================================================================================================================================
                                            CERTIFICATE OF INDEPENDENT LEGAL ADVICE

TO: THE TORONTO-DOMINION BANK ("BANK")
    I have been consulted by _____________________________________________________________________________________ (the "Guarantor)
    __________________________________ of _________________________________________________ ("Customer") as to the legal effect of:

[ ] giving you the above guarantee dated the ____________ day of ________________________________________________ (the "Guarantee")
    support of the obligations of the Customer and/or

[ ] granting the security dated the ________________ day of ______________________ (the "Security"), a copy of which is attached to

Neither I nor any lawyer in my firm is acting in any way on behalf of the Customer or the Bank in connection with the Guarantee or the obligations guaranteed. The Security and I have been consulted by the Guarantor and have advised the Guarantor independently of the Customer or the Bank. I have placed the Guarantor's position and the consequences of signing the document(s) referred to above fully and plainly before the Guarantor as solicitor for the Guarantor and in the Guarantor's interest only and without regard to or consideration for, the interests of the Customer, or the Bank, and the Guarantor declared that the Guarantor fully understood the nature and effect the said document(s) and acknowledged that the Guarantor is executing the said document(s) freely and voluntarily and as the Guarantor's own act and deed without a fear, threat, influence or compulsion of, from or by the Customer or the Bank, I confirm that I gave the foregoing advice to the Guarantor prior to the delivery of the above documents to the Bank.

Dated at ______________________________________________________________ this ___________________ day of ____________________ 19

                                                                                            ---------------------------------------
                                                                                                       Signature of Solicitor
                                                                                            ---------------------------------------
                                                                                                       (print name and address)

I hereby acknowledge that all of the statements in the above Certificate are true and correct, that neither the Customer, nor any business associates of the Customer, n the Bank, nor any other person has used any compulsion or made any threat or exercised any undue influence to induce me to take the action mentioned in the above Certificate and that the above solicitor, in advising me as stated therein, was consulted by me as my personal solicitor and in my interest only. I confirm that I received the above noted
advice prior to the delivery of the documents to the Bank.


                                                                                            ---------------------------------------
                                                                                         Signature of Guarantor or Grantor

                                                        CERTIFICATE OF NOTARY PUBLIC - ALBERTA ONLY

I HEREBY CERTIFY THAT:

I, _______________________________________________________________________________________________________________________________

   of ____________________________________________________________________________________________________________________________

   the guarantor in the guarantee dated _____________________________________________________________________________ made between

   ________________________________________________________________________________________________ and the Toronto-Dominion Bank,

   which this certificate is attached to or noted upon, appeared in person before me and acknowledged that they had executed the guarantee; and

2.  I satisfied myself by examination of this person that they are aware of the contents of the guarantee and understand it.

Given at ____________________________________________________ this _______________________ day of _______________________ 19_____
under my hand and seal of office.

                             (Seal)                                                             A Notary Public In and for

                                                                                            ---------------------------------------
                                                                    STATEMENT OF GUARANTOR

I am the person named in this certificate.

                                                                                            ---------------------------------------
                                                                                                   Signature of Guarantor

The Toronto-Dominion Bank Main$treet Banking Guarantee

1.   CUSTOMER GUARANTEED

The name of the customer whose obligations you are guaranteeing is:   Spectrum Trading Inc.
                                                                   -------------------------------------------------
(who, together with the Customer's successors, heirs and assigns, shall be referred to herein as the "Customer").

2.   OBLIGATIONS GUARANTEED
In consideration of The Toronto-Dominion Bank ("TD") dealing with or continuing to deal with the Customer, you guarantee payment on demand, of all present and future debts and liabilities of the Customer to TD, ("Obligations"),
Obligations includes, without limitation, debts and liabilities, both direct and indirect, (whether incurred alone or jointly with others, whether absolute or contingent, whether matured or not matured, and whether for principal, interest or fees) of the Customer under any and all credit facilities, overdrafts, guarantees, letters of credit, indemnities and includes all costs and expenses, including legal fees and expenses, incurred by TD in connection with its dealings with the Customer. You agree to be bound by each of the toy ms and conditions set out below.

3.   EXTENT OF YOUR LIABILITY
The extent of your liability is as completed and initialled below:

[      ]   unlimited

[   X  ]   limited to $   25,000.00   ,plus interest at the rate payable by the Customer accruing from the date of
                       ---------------
demand on you, plus the costs and expenses of TD in enforcing this Guarantee.

The extent of your liability under this Guarantee for any and all loans and advances made under the Small Business
Loans Act ("SBL") shall be limited to % of the original amount of each SBL.

-----------------------------------------------------------------------------------------------------------------------

4.   THE NATURE OF YOUR LIABILITY                              5.   TD NOT LIABLE
     Your liability under this Guarantee is CONTINUING,             TD does not owe you any duty (as a fiduciary or
     absolute and unconditional. It will not be limited,            otherwise) and you hereby waive any right to make any
     reduced, or otherwise affected by any one or more              claim or counterclaim and to raise any right of set
     of the following events:                                       off, equitable or otherwise; arising from any alleged
     -  the unenforceability of the Obligations, any security, or   breach of a duty owed to you, or the Customer or any
     any other rights against the Customer or any other person      other person, TD will not be liable to you nor shall you
                                                                    make any claim for any negligence or any breaches or
     -  any change in the terms or amount or existence of the       omissions on the part of TD, or any of its employees,
     Obligations                                                    officers, directors or agents, or any receivers
                                                                    appointed by TD, in the course of any of its or their
      -  the extension of time for payment to the Customer or       actions.
      the granting of any indulgence or concession to the
      Customer or any other person                             6.   TERMINATING FURTHER LIABILITY
                                                                    You may cancel this Guarantee for any future Obligations by
      -  the taking or not taking a guarantee from any other        express notice to TD. You will, however, continue to be liable
      person                                                        under this Guarantee for any of the Obligations that the
                                                                    Customer incurs up to and including the day after TD receives
      -  not taking, perfecting, registering, or renewing any       your notice and for Obligations arising out of agreements made
      security                                                      prior to the receipt of your notice.

      -  accepting settlement from or granting releases or     7.   NO SETOFF OR COUNTERCLAIM
      discharges to the Customer or any other person, including     You will make all payments required to be made under this
      another guarantor.                                            Guarantee without regard to any right of setoff or counterclaim that you have or may have against the Customer or TD, which
      -  any delay or default by TD in the exercise of any          rights you waive.
      right or remedy against you or the Customer
                                                               8.   APPLICATION OF MONEYS RECEIVED
      -  your liability under any other guarantee                   TD may, without notice, apply all moneys received from you, or the Customer or any other person (including under any
      -  the reorganization of the Customer's business              security that TD may from time to time hold) to such part of
      (whether by amalgamation, merger, transfer, sale or           the Obligations as TD in its absolute discretion considers
       otherwise)                                                   appropriate. TD may also revoke alter any such application. TD may, at its option, without notice, debit any accounts you have
      -  any change in the Customer's financial condition           at TD, to satisfy your obligations under this Guarantee.

      -  any change in control of the Customer (if Customer    9.   EXHAUSTING RECOURSE
      is a and corporation)                                         TD does not need to exhaust its recourse against the Customer or any other person or under any security interest TD may from
      -  a dissolution or change in membership of the Customer      time to time hold before being entitle to full payment from you
      (if the Customer is a partnership)                            under this Guarantee. You waive all benefits of discussion and division.
      -  the bankruptcy of the Customer or any proceedings
      commenced by the Customer under the Bankruptcy and       10.  POSTPONED SUBROGATION
      Insolvency Act or the Companies Creditors Arrangement         Until the Obligations have been paid in full, you will not make
      Act or successor legislation                                  any claim for repayment or contribution from the Customer or any guarantor, for any payment that you make under this Guarantee.
      -  failure of TD to abide by agreements relating to the       Until all the Obligations are paid in full, TD may include in
      Obligations                                                   its claim in the bankruptcy of the Customer the amount paid by you under this Guarantee and receive dividends in respect of
      -  a breach of any duty of TD (whether fiduciary or           that claim because you assign to TD your right to prove your
      in negligence or otherwise) and whether owed to you,          claim and receive dividends.
      the Customer, or any other person
                                                               11.  COSTS AND EXPENSES
      -  incapacity, or lack of status or legal existence of        You agree to pay all costs and expenses, including legal fees,
      the Customer                                                  of enforcing this Guarantee including the charges and expenses of TD's in-house lawyers. You will pay the legal fees on a
      -  the Customer's account being closed or TD ceasing to       solicitor and own client basis.
      deal with the Customer

      - any irregularity, fraud, defect or lack of authority or formality in incurring the Obligation

      - TD not proving its claim in a bankruptcy of the Customer or not proving its claim in full

      - any event whatsoever that might be a defence available to the Customer for its obligation or a defence to you under this Guarantee, all of which are hereby waived.

12.  ASSIGNMENT AND POSTPONEMENT OF CLAIMS                     16.  GENERAL
     You postpone the repayment of all present and                  Any provision of this Guarantee that is void or unenforceable
     future debts and liabilities that the Customer owes            in a jurisdiction is, as to that jurisdiction, ineffective to
     to you to the prior repayment to TD of the Obligations.        that extent without invalidating the remaining provisions. If
     You assign to TD all such debts and liabilities, until         two or more persons sign this Guarantee, each person's liability
     the Obligations are repaid in full. If you receive any         will be joint and several this Guarantee is in addition and
     moneys in payment of any of such debts and liabilities,        without prejudice to any security kind now or in the future held
     you will hold them in trust for, and will immediately          by TD. There are no representations collateral agreements,
     pay them to, TD without reducing your liability under          warranties, or conditions with respect to, affecting your
     this Guarantee.                                                liability under this Guarantee other than as contained this
                                                                    Guarantee. No alteration or waiver of this Guarantee or any of
13.  CONSENT TO DISCLOSE INFORMATION                                its terms or conditions shall be binding on TD unless expressly
     TD may from time to time give any credit or other              made writing by TD. TD's written statement of the amount the
     information about you to, or receive such information          Obligations shall be conclusive and binding on you. You
     from, any credit bureau, reporting agency or other person.     expressly waive notice of the existence or creation of all or any of the obligations, presentment, demand, notice of dishonor,
14.  ASSIGNMENT OF OBLIGATIONS                                      protest and all other notices whatsoever.
     TD may, without notice, sell or assign the Obligations
     and in such case, the assignee may enforce this           17.  DEFINITIONS
     Guarantee and TD may enforce this Guarantee for any part       In this Guarantee "you", "your" and "yours" refer to the
     of the Obligations not sold or assigned.                       guarantor named below.  TD refers to The Toronto-Dominion Bank.

15. GOVERNING LAW
    This Guarantee shall be construed in accordance with the laws of the province where the Customer's account is held and you irrevocably submit to the exclusive jurisdictions of the courts of that province.

                                                                     /s/ Ronald Cranfield
------------------------------------------------------------   --------------------------------------------------------------------
Date              12/02/97                                               Ronald Cranfield
------------------------------------------------------------   --------------------------------------------------------------------
                                                               Print name of guarantor

===================================================================================================================================
                                            CERTIFICATE OF INDEPENDENT LEGAL ADVICE

TO: THE TORONTO-DOMINION BANK ("BANK")
    I have been consulted by _____________________________________________________________________________________ (the "Guarantor)
    __________________________________ of _________________________________________________ ("Customer") as to the legal effect of:

[ ] giving you the above guarantee dated the ____________ day of ________________________________________________ (the "Guarantee")
    support of the obligations of the Customer and/or

[ ] granting the security dated the ________________ day of ______________________ (the "Security"), a copy of which is attached to

Neither I nor any lawyer in my firm is acting in any way on behalf of the Customer or the Bank in connection with the Guarantee or the obligations guaranteed. The Security and I have been consulted by the Guarantor and have advised the Guarantor independently of the Customer or the Bank. I have placed the Guarantor's position and the consequences of signing the document(s) referred to above fully and plainly before the Guarantor as solicitor for the Guarantor and in the Guarantor's interest only and without regard to or consideration for, the interests of the Customer, or the Bank, and the Guarantor declared that the Guarantor fully understood the nature and effect the said document(s) and acknowledged that the Guarantor is executing the said document(s) freely and voluntarily and as the Guarantor's own act and deed without a fear, threat, influence or compulsion of, from or by the Customer or the Bank, I confirm that I gave the foregoing advice to the Guarantor prior to the delivery of the above documents to the Bank.

Dated at ______________________________________________________________ this ___________________ day of ____________________ 19

                                                                                            ---------------------------------------
                                                                                                       Signature of Solicitor
                                                                                            ---------------------------------------
                                                                                                       (print name and address)

I hereby acknowledge that all of the statements in the above Certificate are true and correct, that neither the Customer, nor any business associates of the Customer, n the Bank, nor any other person has used any compulsion or made any threat or exercised any undue influence to induce me to take the action mentioned in the above Certificate and that the above solicitor, in advising me as stated therein, was consulted by me as my personal solicitor and in my interest only. I confirm that I received the above noted
advice prior to the delivery of the documents to the Bank.


                                                                                            ---------------------------------------
                                                                                         Signature of Guarantor or Grantor

                                                        CERTIFICATE OF NOTARY PUBLIC - ALBERTA ONLY

I HEREBY CERTIFY THAT:

I, _______________________________________________________________________________________________________________________________

   of ____________________________________________________________________________________________________________________________

   the guarantor in the guarantee dated _____________________________________________________________________________ made between

   ________________________________________________________________________________________________ and the Toronto-Dominion Bank,

   which this certificate is attached to or noted upon, appeared in person before me and acknowledged that they had executed the guarantee; and

2.  I satisfied myself by examination of this person that they are aware of the contents of the guarantee and understand it.

Given at ____________________________________________________ this _______________________ day of _______________________ 19_____
under my hand and seal of office.

                             (Seal)                                                             A Notary Public In and for

                                                                                            ---------------------------------------
                                                                    STATEMENT OF GUARANTOR

I am the person named in this certificate.

                                                                                            ---------------------------------------
                                                                                                   Signature of Guarantor

The Toronto-Dominion Bank                                                                         Date: (mm/dd/yyyy)   12/02/1997
                                                                                                                       ----------
                                                                                                    SURREY CITY CENTRE CBC #9280
                                                                                                       10435 KING GEORGE HWY.
Customer:                          SPECTRUM TRADING INC.                               Branch:         SURREY, B.C.  V3T 4X1
         -----------------------------------------------------------------------------         ----------------------------------
=================================================================================================================================
SECURITY INTEREST

In consideration of us dealing with or continuing to deal with you, you grant to us a continuing security interest (and an assignment in the case o Book Debts) in the Collateral indicated below. The security interest on all Collateral is a fixed charge. If no Collateral is indicated, you will be deemed to have granted us a security interest on All Assets and Undertakings.


[   ]   All Assets and Undertakings   [   ]   All Equipment   [   ]   Deposits and Credit Balances  [   ]   Life Insurance

[   ]   Inventory                     [   ]   Specified Goods [   ]   Securities                    [   ]   Book Debts

=================================================================================================================================

INDEBTEDNESS AND LIABILITY SECURED

You agree that the obligations secured by the security interest are all of your indebtedness and liability to us, direct and indirect, absolute and contingent, whenever incurred, and including without limitation, existing indebtedness, future advances and your liability for the costs and expenses and other obligations described in this Agreement. The indebtedness and liability secured are called "Obligations" in this Agreement.
=================================================================================================================================
1.  DEFINITIONS OF COLLATERAL                                     3.  COLLATERAL
    ALL ASSETS AND UNDERTAKINGS - all of your present and after       The property over which you have granted us a security
    acquired personal property and undertakings including without     interest, and the Book Debts assigned to us, together with
    limitation, Inventory, All Equipment, Specified Goods,            the Proceeds, are herein called the "Collateral".
    Deposits and Credit Balances, Securities, Life Insurance,
    (all as defined herein), all intangible and intellectual      4.  PROCEEDS
    property and all real and immovable property both freehold        You grant us a fixed charge on all of your property in any
    and leasehold, except for the last day of the term of any         form derived directly or indirectly from any use or dealing
    lease. If you have checked this box you will be deemed to have    with Collateral destroyed or damaged (all of which property
    given us an assignment of book debts pursuant to the              is herein collectively called "Proceeds"). Proceeds shall be
    paragraph entitled Book Debts also.                               received and held by you in trust for us.

    INVENTORY - all presently owned and after acquired goods and  5.  COSTS AND EXPENSES
    other property held for sale or lease or that have been           You agree to pay the costs and expenses we incur to enforce
    leased or that are to be furnished under a contract of            this Agreement, register this Agreement or notice of it,
    service, or that are raw materials, work in process, or           repossess, maintain, preserve, repair or sell the Collateral,
    materials used or consumed in your business or profession.        or appoint a consultant, receiver, receiver and manager or agent, and to pay interest thereon. You also agree to pay
    ALL EQUIPMENT - all presently owned and after acquired            all legal costs and fees (including in-house legal fees,
    equipment of a type or kind described in the Schedule, and        charges and expenses), incurred by us to do any of the above
    all goods that are owned by you, (other than Inventory and        or to defend any legal claim or counterclaim by you or others
    consumer goods).                                                  respecting  the manner of our enforcement of or our right to enforce this Agreement.  You will pay the legal fees on a
    SPECIFIED GOODS - the goods described on the Schedule.            solicitor and own client basis.

    DEPOSITS AND CREDIT BALANCES - all monees and credit          6.  FREE AND CLEAR
    balances which are now or may hereafter be on deposit             You are or will be the owner of the Collateral free from any
    with or standing to your credit with us, and/or with any          mortgage, lien, charge, security interest or encumbrance,
    of our subsidiaries and affiliates, up to the amount set          unless the Bank agrees otherwise in writing.  You will keep
    out on the Schedule, (or all deposit and credit balances,         the Collateral free and clear of all taxes, assessments, and
    if no amount is set out on the Schedule) and any amount of        security interests.  You will not sell, give away, part with
    interest due or accruing due to you in connection with the        possession of or otherwise dispose of any part of the
    deposit or credit balance.                                        Collateral, (except Inventory sold in the normal course of business) without our prior written consent.

    SECURITIES - the securities and instruments described on the  7.  MAINTAINING THE COLLATERAL
    Schedule and all replacements and substitutions therefor and      You will care for, protect and preserve the Collateral and
    all dividends and interest thereon, and renewals thereof.         will not permit its value to be impaired. You will, at your cost, keep the Collateral insured. If requested, you will
    LIFE INSURANCE - the life insurance policy described on the       provide us with a copy of the insurance policy. The insurance
    Schedule, and any amounts held by the insurer as pre-paid         policy will name us as loss payee. We may, in our absolute
    premiums or for the payment of future premiums.                   discretion, pay any premium due on any insurance policy,
                                                                      including any life insurance policy forming part of the
2. BOOK DEBTS                                                         Collateral, and the amount of any premium we pay will be
   You absolutely assign and transfer to us all debts, accounts,      added to and form part of the Obligations. We shall be
   choses in action, claims, demands, and moneys now due, owing,      entitled to inspect the Collateral wherever located and to
   accruing, or which may hereafter become due, owing or accruing     make inquiries and tests concerning the Collateral. You will
   to you, together with all rights, benefits, security interests,    pay all expenses in connection with such inspection,
   mortgages, instruments, rights of action, deeds, books and         inquiries and tests.
   records and documents now or hereafter belonging to you in respect of or as security for any of the foregoing,
   (collectively called "Book Debts"). This assignment is and shall be a continuing security to the Bank for the Obligations.
   All money or any other form of payment received by you in
   payment of any Book Debts shall be received and held by you in trust for us.

8.  LOCATION OF COLLATERAL                                          12. NON WAIVER BY THE BANK
    You will keep the Collateral at the location or locations           Any breach by you of this Agreement or the occurrence
    set out on the Schedule. You will not remove the Collateral         of a default may only be waived by the Bank in writing.
    from this location (except in the ordinary course of your           Any waiver by us does not mean that any subsequent breach
    business) without our prior written consent. If the Schedule        or default is also waived. Any failure by the Bank to
    is not completed, you will keep the Collateral at the address       notify you of a default shall not be deemed to be a
    shown below your signature to this Agreement.                       waiver of the default. No course of conduct or omission
                                                                        on our part or on your part shall give rise to any
9.  DEFAULT                                                             expectation by you that we will not insist on strict
    You shall be in default if:                                         compliance with the terms of this Agreement.
    (a) you or any other person liable for the Obligations is in
    default under any agreement relating to the Obligations or      13. DEALING WITH SECURITY INTEREST
    any part thereof;                                                   We may take and give up any of the security interest
    (b) you or any other person liable for the Obligations is in        or modify or abstain from perfecting or taking advantage
    default under any other loan, debt or obligation owed to            of any of the security interest and otherwise deal with any
    anyone else;                                                        of the security interest as we shall see fit without
    (c) you fail to perform any of the terms or conditions of this      prejudice to your liability or to our rights under this
    Agreement;                                                          Agreement or at law.
    (d) you become insolvent or the subject of bankruptcy or
    insolvency proceedings, or commit an act of bankruptcy;         14. PAYMENTS
    (e) any statement made by you to induce us to extend credit to      We shall have the right to appropriate any payment made
    you was false in any material respect when made, or becomes         by you to any of your Obligations as we see fit, and to
    false;                                                              revoke or alter any such appropriation.
    (f) anyone takes possession of or applies to any court for
    possession of the Collateral, or anyone claims to have rights   15. DEFINITIONS
    in the Collateral superior to our rights;                           In this agreement "you", "your" and "yours" refer to the
    (g) you are declared incompetent by a court, or you die, or,        Customer named above. "We", "our", "ours" and "us" refer
    if you are a partnership, a partner dies;                           to The Toronto-Dominion Bank. The "Schedule" means the
    (h) we believe, on reasonable grounds, that the Collateral,         Schedule set out below or attached to this Agreement. The
    or any part thereof, will decline speedily in value; or             terms "accounts", "goods", "instrument", "intangible",
    (i) any other event occurs which causes us in good faith, to        "security", and "future advance" as used herein shall have
    deem ourselves insecure, or to believe that the Collateral,         the same meaning given to those terms in the Personal
    or any part thereof, or the value thereof, is or is about to        Property Security Act.
    be placed in jeopardy.
                                                                    16. CONTINUING EFFECTIVENESS
10. REMEDIES                                                            This Agreement shall be a continuing agreement in every
    If you are in default, we may require you to repay any or           respect, securing the payment of the Obligations. If any
    all of the Obligations in full, whether matured or not,             part of this Agreement is invalid or void, the remaining
    and we may enforce this Agreement by any method permitted by        terms and provisions of this Agreement shall remain in
    law, and rights and remedies under applicable law, and we           full force and effect.
    may exercise any we may appoint any person, including our
    employee, to be an agent, and a receiver or receiver and        17. NON-SUBSTITUTION
    manager (the "Receiver") of the Collateral. We and the              The security interest is in addition to and not in
    Receiver shall be entitled to:                                      substitution for any other security interest now or
    (a) seize and possess the Collateral;                               hereafter held by us.
    (b)   carry on your business;
    (c)   dispose of the Collateral;                                18. ACKNOWLEDGEMENT & WAIVER
    (d)   foreclose on the Collateral;                                  You acknowledge receipt of a copy of this Agreement. You
    (e)   in the case of Life Insurance, exercise any options           waive any right you may have to receive a copy of any
    available to you under the Life Insurance;                          financing statement, verification statement, or similar
    (f)   demand, sue for and receive Book Debts, give effectual        document we register or that we may receive by way of
    receipts and discharges for the Book Debts, compromise any          confirmation of a security registration in respect of this
    Book Debts which may seem bad or doubtful to us and give time       Agreement or any agreement amending, supplementing or
    for payment thereof with or without security;                       replacing it.
    (g)   make any arrangement or compromise in our interest, or
    (h)   take any other action deemed necessary to carry into      19. ENTIRE AGREEMENT
    effect the provisions of this Agreement.                            You acknowledge that this is the entire agreement between
                                                                        you and us and there are no other written or oral
    The Receiver shall be your agent and you shall be solely            representations or warranties which apply to the Collateral
    responsible for the Receiver's actions. We shall not be in any      or to this Agreement. This Agreement may only be amended
    way responsible for any misconduct or negligence on the part        by an agreement in writing signed by us.
    of the Receiver. The rights and powers in this paragraph are
    in supplement of and not in substitution for any other rights   20. BINDING AGREEMENT
    we may have from time to time.                                      This Agreement is binding on your heirs and successors and assigns. Each person who signs this Agreement is jointly
11. POWER OF ATTORNEY                                                   and severally liable under this Agreement. This Agreement
                                                                        shall continue in full force and effect notwithstanding
    You irrevocably appoint us your attorney, with power of             any change in the composition of or membership of any
    substitution and appointment, to sign for you, at our option,       firm or corporation which is a party hereto. You and we
    all documents necessary or desirable to permit us to exercise       agree that it is the intention of you and us that the
    any of our rights and remedies under this Agreement and to          security interest created in this Agreement shall attach
    complete the Schedule below or to attach an additional              immediately upon executing this Agreement.
    Schedule, with the right to use your name and to take
    proceedings in your name.

SPECTRUM TRADING INC.

/s/ Raj- Mohinder Gurm
--------------------------------------------------------------      --------------------------------------------------------------
Customer's Signature                                                Customer's Signature

Address:
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